As filed with the Securities and Exchange Commission on September 29, 2005

                                                                       File Nos.
                                                                         2-77880
                                                                       811-03479
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.   29                           (X)
                               ------

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.   32                                          (X)
                ------

                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
          (formerly Franklin New York Tax-Free Income Fund, Inc.)
            (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
            (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code
                                (650) 312-2000

                    MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY
                           SAN MATEO, CA 94403-1906
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on October 1, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment







OCTOBER 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS CLASS A, B & C

FRANKLIN NEW YORK TAX-FREE INCOME FUND
























[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]




CONTENTS

THE FUND

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INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
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Goal and Strategies                                 2

Main Risks                                          4


Performance                                         8

Fees and Expenses                                  10

Management                                         12

Distributions and Taxes                            17

Financial Highlights                               20

YOUR ACCOUNT

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INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
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Choosing a Share Class                              23

Buying Shares                                       31

Investor Services                                   34

Selling Shares                                      37

Exchanging Shares                                   40

Account Policies                                    47

Questions                                           55


FOR MORE INFORMATION

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WHERE TO LEARN MORE ABOUT THE FUND
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Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to provide investors with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and New York State personal income taxes. In addition, the Fund invests at least 65% of its total assets, although it generally invests more, in securities that pay interest free from New York City personal income taxes. The Fund may invest up to 35% of its assets in qualifying municipal securities issued by U.S. territories. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.


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MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

The Fund only buys municipal securities that are rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to finance the purchase of public property that is leased to a state or local government and the lease payments are used to pay the interest on the obligations.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.


MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.


NEW YORK

Because the Fund invests primarily in New York municipal securities, events in New York are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to New York's municipal issuers. New York's economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York State and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time.

The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.


In addition, the events of September 11, 2001 have affected and will continue to affect New York State and New York City and several public agencies located in the city and state including the New York/New Jersey Port Authority, the Metropolitan Transportation Authority and the Battery Park City Authority, all of which issue municipal bonds. The federal government has committed $21.5 billion to the New York area to reimburse costs as well as spur redevelopment. Redevelopment of the lower Manhattan area is expected to take several years and the effects on the New York economy as a result of the disaster could slow its ability to fully recover from the recent national recession.


U.S. TERRITORIES

As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).


A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.
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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


13.64%   4.14%  9.51%  6.59% -2.29% 10.73%  4.65%  9.11%  4.86% 4.22%
----------------------------------------------------------------------
   95      96     97    98     99     00     01      02    03    04
                                      YEAR

Best Quarter:                                   Q1 '95    5.05%
Worst Quarter:                                  Q2 '04   -2.54%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                   1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
Franklin New York Tax-Free Income
Fund - Class A/2
Return Before Taxes                -0.19%   5.76%     5.97%
Return After Taxes on              -0.19%   5.76%     5.93%
Distributions
Return After Taxes on
Distributions and Sale of Fund      1.42%   5.67%     5.89%
Shares
Lehman Brothers Municipal Bond      4.48%   7.20%     7.06%
Index/3
(index reflects no deduction for
fees, expenses, or taxes)

                                                      SINCE
                                                      INCEPTION
                                   1 YEAR   5 YEARS   (1/1/99)
----------------------------------------------------------------
Franklin New York Tax-Free Income
Fund - Class B/2                   -0.41%   5.77%     4.39%
Lehman Brothers Municipal Bond      4.48%   7.20%     5.60%
Index/3

                                                      SINCE
                                                      INCEPTION
                                   1 YEAR   5 YEARS   (5/1/95)
----------------------------------------------------------------
Franklin New York Tax-Free Income
Fund - Class C/2                    2.57%    6.07%     5.49%
Lehman Brothers Municipal Bond      4.48%    7.20%     6.54%
Index/3


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2005, the Fund's year-to-date return was 3.18% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last 15 years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         4.25%/1      4.00%    1.00%
  Load imposed on purchases          4.25%/1       None     None
  Maximum deferred sales charge      None/2       4.00%/3  1.00%
(load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date/4                2.00%        2.00%    2.00%


Please see "Choosing a Share Class" on page 23 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A CLASS B   CLASS C
--------------------------------------------------------------------
Management fees                          0.46%   0.46%     0.46%
Distribution and service (12b-1) fees    0.09%   0.65%     0.65%
Other expenses                           0.05%   0.05%     0.05%
                                         ---------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES     0.60%   1.16%     1.16%
                                         ---------------------------


1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 27).
3. Declines to zero after six years.
4. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $484/1    $609     $746      $1,143
CLASS B                        $518      $668     $838      $1,253/2
CLASS C                        $218      $368     $638      $1,409
If you do not sell your shares:
CLASS B                        $118      $368     $638      $1,253/2
CLASS C                        $118      $368     $638      $1,409

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $444 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and New York State personal income taxes. The portfolio managers of the team are as follows:

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been a manager of the Fund since 1989. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an assistant manager of the Fund since 1989, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2005, the Fund paid 0.46% of its average net assets to the manager for its services.

Renewal of the Fund's management agreement was considered at a meeting of the Board of Directors held July 14, 2005, and in accordance with new Securities and Exchange Commission (SEC) requirements, disclosure as to action taken and specific factors considered by the Board at the meeting will be disclosed in the Fund's semiannual report to shareholders covering the six-month period ending November 30, 2005.
On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on July 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on July 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of New York, or its political subdivisions, generally are also exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than New York.

   Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


ANNUAL STATEMENTS. If the Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) also makes exempt from U.S. withholding tax most dividends paid by the Fund from net short-term capital gains to the extent such gains would be exempt if earned directly by the non-U.S. investor. This exemption for short-term capital gain dividends applies to distributions of income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from the Fund. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of taxable income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                               YEAR ENDED MAY 31,
-------------------------------------------------------------------------
                                    2005     2004   2003   2002     2001
-------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of       11.64  12.22  11.65   11.62    11.06
year                            -----------------------------------------
   Net investment income/1            .54    .55    .57     .59      .62
   Net realized and unrealized
   gains (losses)                     .37   (.58)   .57     .04      .57
                                 -----------------------------------------
Total from investment                 .91   (.03)  1.14     .63     1.19
operations                       -----------------------------------------
   Distributions from net
   investment income                 (.54)  (.55)  (.57)   (.60)    (.63)
Redemption fees                        -3      -      -       -        -
                                -----------------------------------------
Net asset value, end of year        12.01  11.64  12.22   11.65    11.62
                                -----------------------------------------

Total return (%)/2                   7.95   (.27) 10.06    5.55    10.97

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1
million)                            4,498  4,429  4,829   4,609    4,484
Ratios to average net assets:
(%)
   Expenses                           .60    .60    .60     .59      .60
   Net investment income             4.50   4.62   4.81    5.09     5.39
Portfolio turnover rate (%)         10.97  10.35  13.44    9.57     7.83

CLASS B                                         YEAR ENDED MAY 31,
-------------------------------------------------------------------------
                                  2005    2004    2003   2002     2001
-------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      11.61  12.20  11.63   11.61    11.04
year                             -----------------------------------------
   Net investment income/1           .47    .48    .50     .53      .55
   Net realized and unrealized
   gains (losses)                    .38   (.59)   .57     .03      .58
                                -----------------------------------------
Total from investment                .85   (.11)  1.07     .56     1.13
operations
                                -----------------------------------------
   Distributions from net
   investment income               (.47)   (.48)  (.50)   (.54)    (.56)
Redemption fees                       -3       -      -       -        -
                                -----------------------------------------
Net asset value, end of year       11.99  11.61  12.20   11.63    11.61
                                -----------------------------------------


Total return (%)/2                  7.46   (.91)  9.46    4.88    10.46

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           231,020 231,664 233,767 160,194   87,697
Ratios to average net assets:
(%)
   Expenses                         1.16    1.16   1.17    1.16     1.16
   Net investment income            3.94    4.06   4.24    4.53     4.80
Portfolio turnover rate (%)        10.97   10.35  13.44    9.57     7.83


CLASS C                                         YEAR ENDED MAY 31,
--------------------------------------------------------------------------
                                  2005    2004     2003     2002    2001
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      11.63   12.22    11.64    11.62  11.06
year                            ------------------------------------------
   Net investment income/1           .47     .48      .50      .53    .55
   Net realized and unrealized
   gains (losses)                    .37    (.59)     .58      .03    .57
                                ------------------------------------------
Total from investment                .84    (.11)    1.08      .56   1.12
operations
   Distributions from net
   investment income                (.47)   (.48)    (.50)    (.54)  (.56)
Redemption fees                       -3       -        -        -      -
                                ------------------------------------------
Net asset value, end of year       12.00   11.63    12.22    11.64  11.62
                                ------------------------------------------

Total return (%)/2                  7.36    (.91)    9.55     4.86  10.35

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           235,805 231,051  242,965  188,642 146,824
Ratios to average net assets:
(%)
   Expenses                         1.16    1.16     1.17     1.16   1.16
   Net investment income            3.94    4.06     4.24     4.53   4.82
Portfolio turnover rate (%)        10.97   10.35    13.44     9.57   7.83

1. Based on average daily shares outstanding.
2. Total return does not include sales charges.
3. Amount is less than $.01 per share.


YOUR ACCOUNT


The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts.

     CLASS A         CLASS C
     --------------------------------
     o  Initial      o  No
        sales           initial
        charge of       sales
        4.25% or        charge
        less

     o  Deferred     o  Deferred
        sales           sales
        charge of       charge of
        1% on           1% on
        purchases       shares you
        of $1           sell within
        million or      12 months
        more sold
        within 18
        months

     o  Lower        o  Higher
        annual          annual
        expenses        expenses
        than Class      than Class
        B or C due      A due to
        to lower        higher
        distribution    distribution
        fees            fees. No
                        conversion
                        to Class A
                        shares, so
                        annual
                        expenses do
                        not
                        decrease.


SALES CHARGES - CLASS A

                             THE SALES CHARGE
                             MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING    % OF YOUR NET
                             PRICE*             INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1 million       2.00               2.04

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." [Begin callout] FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust. [End callout]


1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):


o You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you
  [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.


If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:


o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank); or
o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 29).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 29). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please page 29).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 40 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 34). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------

                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
                                             instructions with your
Note: (1) certain    To make a same day      bank's name and address
account types are    investment, your phone  and a voided check or
not available for    order must be received  savings account deposit
online account       and accepted by us by   slip. If the bank and
access and (2)       1:00 p.m. Pacific time  Fund accounts do not
amount may be        or the close of the     have at least one
higher for members   New York Stock          common owner, your
of Franklin          Exchange, whichever is  written request must be
Templeton VIP        earlier.                signed by ALL fund AND
ServicesTM.  Please                          bank account owners,
see page 36 for                              and each individual
more information                             must have his or her
regarding                                    signature guaranteed.
eligibility.

                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to Franklin     to Franklin New York
                     New York Tax-Free       Tax-Free Income Fund.
BY MAIL              Income Fund.            Include your account
                                             number on the check.
                     Mail the check and
                     your signed             Fill out the deposit
                     application to          slip from your account
                     Investor Services.      statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call  to receive a      Call to receive a wire
                     wire control number     control number and wire
                     and wire                instructions.
                     instructions.
BY WIRE                                      To make a same day wire
                     Wire the funds and      investment, the wired
1-800/632-2301       mail your signed        funds must be received
(or 1-650/312-2000   application to          and accepted by us by
collect)             Investor Services.      1:00 p.m. Pacific time
                     Please include the      or the close of the New
                     wire control number or  York Stock Exchange,
                     your new account        whichever is earlier.
                     number on the
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or
                     the close of the
                     New York Stock
                     Exchange, whichever
                     is earlier.
----------------------------------------------------------------------

                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 40 for
                     cannot be used to open  information on
                     a new account.          exchanges.)


                     (Please see page 40
                     for information on
                     exchanges.)
----------------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day, 7 days a week,
                            at franklintempleton.com

                               INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 31)with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM


You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 36 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------

                       As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 36 for more information regarding eligibility.


                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the check to another
                      address or to make it payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

                      Franklin Templeton Investor Services
                   P.O. Box 997151, Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.


EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     imposing a redemption fee for short-term trading; and
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 35).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.


                             CLASS A    CLASS B    CLASS C
--------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00/3
Investment under $100,000    4.00       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more           up to      ---        ---
                             0.75/1
12B-1 FEE TO DEALER          0.10/1     0.15/2     0.65/4

A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.


You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock access)
SYSTEM                1-800/524-4040
                      1-800/527-2020

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM


(GAIN FROM OUR PERSPECTIVE(R)


Investment Company Act file #811-03479                             115 P 10/05










FRANKLIN NEW YORK TAX-FREE INCOME FUND

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 2005


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2005, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks                   2

Officers and Trustees                       13
Fair Valuation and Liquidity                18
Management and Other Services               18
Portfolio Transactions                      22
Distributions and Taxes                     22
Organization, Voting Rights
 and Principal Holders                      25
Buying and Selling Shares                   25
The Underwriter                             31
Performance                                 33
Miscellaneous Information                   37
Description of Ratings                      37


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
-------------------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
------------------------------------------------------------------------------


GOAL, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to provide investors with as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

The Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York State personal income taxes. The Fund also, as a fundamental policy, normally invests at least 65% of its total assets in securities that pay interest free from New York City personal income taxes, and at least 65% of its total assets in New York municipal securities.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, trustees, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by the Fund in any such money market fund do not exceed
(A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. See "Diversification" below.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Municipal securities issued by New York or its counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from New York State and New York City personal income taxes for New York residents.

The Fund tries to invest all of its assets in municipal securities of New York State and New York City and in qualifying municipal securities issued by U.S. territories whose interest is free from personal income taxes. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT THE FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH THE FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX-ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.


CALLABLE BONDS The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.


COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.


STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES The Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, THE FUND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH THE FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the state and territories where the Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than New York. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.


WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.


When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

IN ADDITION TO THE RISKS DESCRIBED IN THE PROSPECTUS, THE FOLLOWING RISKS RELATED TO MUNICIPAL ISSUERS SHOULD BE CONSIDERED:


NEW YORK Since the Fund mainly invests in New York municipal securities, its performance is closely tied to the ability of issuers of New York municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within New York. Below is a discussion of certain conditions that may affect New York municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of New York municipal securities to meet their debt obligations or the economic or political conditions within New York and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.



NEW YORK STATE. The ability of New York's issuers to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect the state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.


The recession affected New York State more so than other states because of the additional pressure from 9/11. The state is now showing signs of improvement again, largely the result of the securities industry, which is often a driver of ups and downs in the economy. Bonus payments paid to financial services workers have declined significantly due to the recession and the declines in the securities markets. Bonuses are projected to rise in fiscal year 2004 and fiscal year 2005. Personal income grew 6.0% in 2004 and is projected to grow 5.1% in 2005 and 5.6% in 2006. Total state employment rose 0.6% in 2004 and is estimated to grow 1.1% in 2005 and 0.7% in 2006. Historically, the state's unemployment rate has been higher than the national rate, but in July 2005, the state's unemployment rate was 5.5%, the same as the nation's rate. The state projects it unemployment rate will be 5.0% for 2005 and 5.2% for 2006.

With improved economic performance from the late 1990s through early 2001, the state was able to improve its finances. New York had six consecutive years of budget surpluses and eliminated its accumulated GAAP general fund deficit. However, in fiscal years 2002 and 2003, the state incurred deficits of $3.54 billion and $4.2 billion respectively. The state was able to post a $3.0 billon surplus in 2004 due to unanticipated federal money, a temporary tax increase and issuance of deficit bonds secured by tobacco settlement revenues. Unaudited FY05 results identify an operating deficit but overall surplus of $827 million. This surplus will erase the state's accumulated general fund deficit and leave it with $546 million. The state's FY06 budget was passed on time for the first time in two decades. As always, the state has passed its debt service and school aid budget bills on time. Through June 2005, general fund receipts are coming in slightly below budget and disbursements are over budget. The weaker revenue results are attributable to personal income taxes, although the decline was partially offset by higher receipts from business taxes and real estate transfer taxes. Disbursements are about $388 million above budget due mainly to higher spending for local assistance, state operations and general state charges. The state is just one quarter into the fiscal year so the state has time to take corrective action.


New York's debt burden has continued to be one of the highest among the states and is ranked 5th in the nation based on its debt per capita of $2,593. In an effort to control the state's increasing debt burden, the Legislature and Governor enacted the Debt Reform Act of 2000. This Act provides statutory changes including:

1. Reduces maximum debt maturity to 30 years from 40 years.

2. Limits outstanding debt to 4% of state personal income. This level is currently at 6% and the 4% limit will be phased in over the next several years.

3. Requires that all borrowing be for capital purposes only.

4. A phased-in cap on new state-supported debt service costs of 5% of total government fund receipts.

The original plan included constitutional changes that ended "back door" borrowing (i.e., the state would only be allowed to issue general obligation and revenue backed debt that is subject to the approval of voters), but these changes did not make it in the final version.

Moody's currently rates the state's GO at A1, S&P(R) rates the state AA and Fitch rates it AA-.

The state has either guaranteed or supported, through lease-purchase arrangements or other contractual or moral obligations, a substantial principal amount of securities issued by various state agencies and authorities. Moral obligations do not impose immediate financial obligations on the state and require appropriations by the legislature before any payments can be made. If the state fails to appropriate necessary amounts or to take other action to allow authorities and agencies to meet their obligations, the authorities and agencies could default on their debt obligations. If a default occurs, it would likely have a significant adverse impact on the market price of the obligations of both the state and its various authorities and agencies.

To the extent state agencies and local governments require state assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of state and agency obligations, but could also adversely affect the marketability of New York municipal securities.

In addition, if constitutional challenges to state laws or other court actions are brought against the state or its agencies and municipalities relating to financing, or the amount and use of taxes, these actions could adversely affect the ability of the state and its political subdivisions to meet their debt obligations, and may require extraordinary appropriations, expenditure reductions, or both.

NEW YORK CITY. In 1975, New York City suffered several financial crises. In that year, the city lost access to public credit markets and was not able to sell short-term notes until 1979 or long-term notes until 1981.

From 1975 until June 30, 1986, the city's financial condition was subject to oversight and review by the New York State Financial Control Board (FCB). To be eligible for guarantees and assistance, the city was required to submit to the FCB, at least 50 days before the beginning of each fiscal year, a financial plan for the city and certain agencies covering the four-year period beginning with the upcoming fiscal year. The four-year financial plans had to show a balanced budget determined in accordance with generally accepted accounting principles. On June 30, 1986, some of the FCB's powers were suspended because the city had satisfied certain statutory conditions. The powers suspended included the FCB's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plans. The city, however, is still required to develop four-year financial plans each year and the FCB continues to have certain review powers. The FCB must reimpose its full powers if there is the occurrence or a substantial likelihood and imminence of the occurrence of any one of certain events including the existence of an operating deficit greater than $100 million, or failure by the city to pay principal of or interest on any of its notes or bonds when due or payable.


In recent years, the city's overall debt burden has been high and has approached constitutional general obligation debt limits. To help finance the capital plan and allow the city to operate under its constitutional debt limit, the state's legislature created the New York City Transitional Finance Authority (TFA) in March 1997, which is authorized to issue additional debt for the city's use. This debt is backed primarily by city personal income taxes. The initial authorization was $7.5 billion, however, due to additional overall debt limit issues, the city had to approach the state legislature to increase TFA authorization another $4.0 billion to $11.5 billion. This authorization was subsequently increased again in 2001 by another $2.5 billion in TFA Recovery Notes to be used specifically for September 11th related expenditures or projects. The city's 4-year capital plan totals $33 billion. Approximately 41% will be for infrastructure, 32% for schools and 27% for government operations. The city's debt service burden is rising as debt service costs for fiscal 2004 were approximately 7.9% of the city's expenditures and they are expected to grow to 10% by 2008.

The city finished fiscal year 2005 with a $3.6 billion surplus. Consistent with prior years, the city will use a portion of the surplus to pre-pay fiscal year 2006 expenses. The city is required to have a balanced budget and has successfully been able to close these gaps in the past. The city continues to be challenged by union negotiations, high debt levels and a large social service burden.

New York City's fiscal 2006 budget, which was adopted on June 30, 2005, closed a gap originally estimated at $3.1 billion. The large gap resulted from the sunset of temporary revenue measures implemented in 2003, as well as growing spending requirements. The FY06 budget relies on stronger-than-forecasted revenue growth, significant prepayments ($3.5 billion) from the fiscal 2005 surplus, and various spending-reduction measures.
Year-to-date revenue performance continues to be stronger than plan projections, highlighting the conservative nature of the current revenue forecast and the city's improving economy. Growth in personal income tax and real estate related taxes contributed to most of the improvement. But spending pressures continue to be substantial. Much of the positive revenue results in 2005 were from sources that are considered nonrecurring in nature. The out-year budget gaps remain significant. After factoring in gap-closing measures included in the 2006 budget, gaps for fiscals 2007, 2008, and 2009 are projected to total a substantial $4.5 billion, $4.5 billion, and $3.9 billion, respectively. New York City has historically closed gaps through a balanced approach of broad spending reductions and revenue-enhancement measures, and has an established track record of success in this area.


The events of September 11, 2001, have affected and will continue to affect New York State and New York City and several public agencies located in the city and state including the New York/New Jersey Port Authority, the Metropolitan Transportation Authority and the Battery Park City Authority, all of which issue municipal bonds. The federal government has committed $21.5 billion to the New York area to reimburse costs as well as spur redevelopment. Redevelopment of the lower Manhattan area is expected to take several years. The effects on the New York economy as a result of the disaster could slow its ability to come out of the national recession.


The recession, which began in New York City in 2001 was exacerbated by 9/11. The city has lost about 179,000 jobs since December 2000. Job losses were largest in the securities industry, tourism, retail trade and business services. New York City's unemployment rate for July 2005 was 6.0%, a decline from 7.4% a year earlier. Employment is projected to increase 1.1% in 2005 and 1.0% in 2006.

As with New York State, New York City's heavy reliance on the financial services sector makes it vulnerable to an economic slowdown and volatility in the financial services sector. For the first time since 2000, the city expects an increase in Wall Street profits in 2003 and again in 2004. City employment and income are concentrated in this sector, which is 13.0% of employment but 32% of personal income in 1999 (the most recent data).

U.S. TERRITORIES Since the Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund.

PUERTO RICO. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland and have experienced a decline over the past two years. In fiscal year 2003, the U.S. mainland accounted for 88% of Puerto Rico's exports and 54% of imports. Tourism has been improving since 2001 in most major categories. There has however, been sluggishness in cruise ship visitors.

The commonwealth's financial position continues to be stressed. It had five consecutive years of General Fund deficits, a trend expected to continue for fiscal years 2005 and 2006. General Fund total revenues for fiscal year 2004 were $11.9 billion, which is just below fiscal year 2003. Expenditures for fiscal year 2004 were $13.3 billion, a 6% decrease from 2003. As a result, the commonwealth ran a deficit of $286 million which increased the accumulated fund balance deficit to $366 million. The accumulated unreserved deficit was $1.5 billion.

Although fiscal year 2005 revenues are expected to rise 4.5% over 2004, this growth is expected to come in below budget. Additionally, expenditures are expected to increase to $9.3 billion from $8.8 billion in the fiscal year 2005 budget and from $8.3 billion in 2004. This increased spending is largely the result of higher education expenditures. As a result, the structural deficit is now $1.4 billion from $817 million when the budget was adopted. Despite this fiscal stress, the commonwealth does have about $2.5 billion in liquidity available through the Government Development Bank.

The commonwealth elected a new governor who took office in January 2005. He has laid out a financial plan to try to shore up the commonwealth's finances. He has proposed several measures including: better enforcement of excise taxes, securitization of certain revenues, use of certain one-time revenues and various spending cuts. His financial plan also identifies a number of measures to be taken in fiscal year 2006 to close that year's budget gap. Those measures include elimination of certain excise tax exemptions, a temporary tax increase, elimination of certain subsidies, additional securitizations and expenditure reductions. The Governor has also appointed a private sector commission to explore a new consumption based tax. This plan is in the very early stages with the commission's recommendations due to the Governor at the end of April 2005. Additionally, the Governor is considering a $2 billion pension obligation bond to help fund Puerto Rico's very large pension liability. As of August 2005, very few of these measures have been implemented.

The Governor and Legislature still have not agreed on a budget for the fiscal year that started July 1, 2006. Many of the Governor's fiscal proposals were included in this budget. Until a budget is passed, the government is operating under the fiscal year 2005 budget.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.4% as of 2004. As of March 2005, unemployment was 11.2%. The largest employment sectors include government (30%), services (29%), trade (18%) and manufacturing (12%).

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $11 billion. The Governor has proposed a $2 billion pension obligation bond to partially deal with this liability.

S&P rates Puerto Rico's general obligation debt at BBB, with a negative outlook. Moody's rates the island's general obligation debt at Baa2 with a negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. Now in its 9th year, the 10-year phase out has shown that certain manufacturing reductions and closures have been partially offset by expansions, which are being enabled by the use of alternate organizational and tax structures. In fiscal year 2004, manufacturing provided 43% of Puerto Rico's gross domestic product and 12% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

GUAM. An estimated 159,547 people call Guam home. Guam's economy has been heavily dependent on tourism and the military. The tourism sector is especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Typhoon Paka (December 1997) and Supertyphoon Pongsona (December
2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002. Guam has seen an increase in tourism over the past 18 months. Japanese visitors, which account for 80% of all visitors, increased 50% year to date through September 2004. Occupancy rates also improved to 58% from 52% a year earlier. To help aid in tourism, voters were asked to approve a measure to open 10 casinos on the island, but it was rejected. Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 in 2003 and a similar level in 2004). Unemployment has declined to 7.7% as of March 2004 from 11.4% in 2002 from 15.3% in 2000. There are a number of military projects planned in Guam that could further improve employment and its economic position. The Navy is considering deploying an additional nine submarines in Guam and possibly stationing an aircraft carrier battle group in Guam. All totaled, the Department of Defense is projected to spend $3.2 million over the next five years on construction projects in Guam. These programs however could be slowed as U.S. construction companies who augment their workforce with foreign workers have reached their statutory capacity under the H2-B visa program. This could also affect the tourism industry which could also see slowdowns resulting from possible service cuts by Continental Airlines. Estimated gross state product is $2.6 billion.

Guam's financial position has deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the Government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the General Fund deficit by fiscal 1999. However, due to the Japanese economic crisis and Typhoon Paka, the financial plan has not been followed. As a result, Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002 respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which led to a reduction in the Government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax. Audited fiscal 2003 General Fund results identified an $88 million deficit which increased the accumulated deficit to $314 million.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability. It originally hoped to issue debt to partially fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.

As of August 2005, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.


MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the U.S. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s; however, recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of commonwealth manufacturing. The commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.


Tourism is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 459,458 in 2003. The recent declines have been due to economic weakness in Asia, the effects of September 11th, SARS (although there have been no outbreaks in Mariana Islands) and the war in Iraq. As of the end of October 2004, there were signs of improvement with the number of visitors increasing 20%. The largest increases appear to be coming from China and the United States.

The commonwealth's financials have been strained for several years. Audited financial statements for fiscal year 2002 identify a $15 million deficit, which increased the accumulated deficit to $81 million. Unaudited fiscal year 2003 financials predict improved operations resulting in essentially balanced operations, which maintains the $81 million accumulated deficit. Fiscal year 2004 is expected to show some sluggishness in tax revenues, but overall revenues are expected to have remained flat. The first quarter of fiscal year 2005 (through December 2004) has shown much stronger revenue growth with year-to-date revenues increasing 9.8% from the same period in fiscal year 2004. The commonwealth has a large unfunded pension liability as well.


The population of all the islands combined as of 2003 was estimated at 74,151, a 7% increase from the 2000 census.


U.S. VIRGIN ISLANDS. Approximately 110,740 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product. Although the island's tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. In 2003, cruise ship passenger arrivals posted a 2.0% increase from the previous year. Meanwhile, hotel occupancy rates remain stable at approximately 57%. The unemployment rate has risen to 9.4% in 2003 from 7.0% in 1999 also partly due to the completion of a large construction project. About 70% of jobs are in the private sector with 37% comprising services, which includes tourism employment. Modest job growth is predicted for 2005 due to continued improvement in tourism.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (close to 93% of all revenues), together with the effects of three major hurricanes in the past 15 years, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the Government apparently intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. The Government's audited financial results for fiscal year 2002 identify a $75.4 million General Fund deficit. In fiscal year 2003, the Government has reportedly stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government's unaudited figures indicate that General Fund revenues will exceed expenditures by approximately $10.6 million on a budgetary basis (non-GAAP).

In October 1999, the Government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:PricewaterhouseCoopers, LLP; OUTSIDE FUND LEGAL
      COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT TRUSTEES'
      COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL
      SERVICES: Sanford Berstein, Brown Brother Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for the Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o     The recipient agrees not to trade on the non-public information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Franklin New York Tax-Free Income Fund (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     141       Director, Bar-S
Ashton                     1982                Foods (meat
(1932) packing company). One Franklin Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph      Trustee       Since    142          None
Fortunato                    1982
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------
Edith E.      Trustee      Since     134       Director,
Holiday                    1998                Amerada Hess
(1952)                                         Corporation
One Franklin                                   (exploration and
Parkway                                        refining of oil
San Mateo,                                     and gas), H.J.
CA 94403-1906                                  Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     141       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND               OF TIME     OF         DIRECTORSHIPS
  ADDRESS                   SERVED  PORTFOLIOS       HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee,     Trustee      141            None
Johnson       President    since
(1933)        and Chief     1982,
One Franklin  Executive    President
Parkway        Officer -    since
San Mateo,    Investment   1983 and
CA 94403-1906 Management    Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee and  Since     125                None
Johnson, Jr.  Vice         1983
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Sheila        Vice         Since     Not             Not Applicable
Amoroso       President    1999      Applicable
(1959)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not              Not Applicable
Burns (1945)  President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Rafael R.     Vice         Since     Not             Not Applicable
Costas, Jr.   President    1999      Applicable
(1965)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not             Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not             Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President of Franklin Templeton Services, LLC; and officer of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not          Not
Gambill       President     2002      Applicable   Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer
Blvd.         -Finance and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Counsel, Franklin Resources, Inc.; Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director RSM McGladrey, Inc.; and Partner McGladrey & Pullen, LLP.
-----------------------------------------------------------------
Thomas Walsh  Vice         Since     Not       Not Applicable
(1961)        President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. , which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $3,395 per quarter plus $1,150 per meeting attended. Noninterested board members also received a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Edith E. Holiday who serves as chairperson of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $5,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES     NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM      IN FRANKLIN
                       FROM THE        FRANKLIN          TEMPLETON
       NAME            TRUST/1 ($)    TEMPLETON      INVESTMENTS ON
                                    INVESTMENTS/2       WHICH EACH
                                         ($)             SERVES/3
-----------------------------------------------------------------------
Harris J. Ashton        20,769          370,100             43
S. Joseph Fortunato     17,762          372,100             44
Edith E. Holiday        24,151          360,527             38
Gordon S. Macklin       17,674          368,101             43


1. For the fiscal year ended May 31, 2005.
2. For the calendar year ended December 31, 2004.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND   TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                   None           Over $100,000
S. Joseph Fortunato                None           Over $100,000
Edith E. Holiday                   None           Over $100,000
Gordon S. Macklin                  None           Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
Rupert H. Johnson, Jr.            None           Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit and the Nominating Committees are comprised of the following Independent Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2005, the Audit Committee met 6 times; the Nominating Committee met three times.


FAIR VALUATION AND LIQUIDITY

-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of New York municipal debt funds as selected by the independent third party analyst, with particular emphasis being given to the income return in view of the Fund's primary objective of furnishing tax-free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to New York municipal debt funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of New York municipal debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and

o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o  3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

               MANAGEMENT FEES PAID ($)
-------------------------------------------
2005                  22,614,421
2004                  23,312,426
2003                  23,455,688


PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on May 31, 2005:

--------------------------------------------------------------------
Name      Number    Assets    Number of  Assets    Number   Assets
          of Other  of Other  Other      of Other  of       of
          RegisteredRegisteredPooled     Pooled    Other    Other
          InvestmentInvestmentInvestment InvestmentAccounts Accounts
          Companies Companies Vehicles   Vehicles  Managed  Managed
          Managed   Managed   Managed    Managed            (x $1
                    (x $1                (x $1              million)
                    million)             million)
--------------------------------------------------------------------
James     12        7,143.31      0         N/A       0       N/A
Conn
--------------------------------------------------------------------
John      13        7,361.68      0         N/A       0       N/A
Pomeroy
--------------------------------------------------------------------


Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

      |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of May 31, 2005 (such amounts may change from time to time):

      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      James Conn                 None
      -----------------------------------------
      John Pomeroy               None
      -----------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2005                 4,299,834
 2004                 4,429,301
 2003                 4,425,633

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center San Francisco, CA 94111- 4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.


As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the fiscal years ended May 31, 2005, 2004 and 2003, the Fund did not pay brokerage commissions.

As of May 31, 2005, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of New York or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in New York.

TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by the Fund from it net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) also exempts from U.S. withholding tax most dividends paid by the Fund from net short-term capital gains to the extent such gains would be exempt if earned directly by the non-U.S. investor.

The exemptions from withholding for distributions of net short-term and net long-term capital gains generally do NOT apply if:
o the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or
o you are a non-resident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

The exemption from withholding for distributions of short-term capital gains is effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008, unless this exemption is extended or made permanent.

In addition, any taxable dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding."

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008, unless this exemption is extended or made permanent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a New York corporation on May 14, 1982, reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on May 1, 1997, and is registered with the SEC.


The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:


o     Franklin New York Tax-Free Income Fund - Class A
o     Franklin New York Tax-Free Income Fund - Class B
o     Franklin New York Tax-Free Income Fund - Class C
o     Franklin New York Tax-Free Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of September 1, 2005, the officers and board members, as a group, owned of record and beneficially 1% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund's other classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B and Class C.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:


o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.


o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

SALES TO CLIENTS OF EDWARD D. JONES & CO., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.


Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of October 3, 2005:

AG Edwards & Sons, Inc., AIG Advisors Group, American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Amsouth Investment Services, Inc., AXA Advisors LLC, BNY Investment Center Inc., Cadaret Grant & Co. Inc., Cambridge Investment Research Inc., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities Inc., Commerce Brokerage, Commonwealth Financial Network, Compass Brokerage, CUNA Brokerage Services, Inc., CUSO Financial Services, Edward Jones, Fidelity Investments Institutional Services Company, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFMG Securities, Inc., ING Advisors Network, Investacorp, Inc., Legend Equities Group, Legg Mason Wood Walker, Inc., Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley, NatCity Investments, Inc., Northwestern Mutual Investment Services, LLC, National Planning Holdings, Inc., Pacific Select Distributors, Inc., PFS Investments, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Securities America, Inc., Signator Investors, Inc., Smith Barney, SunTrust Securities, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UnionBanc Investment Services, U.S. Bancorp Investments, Inc., UVEST Investment Services, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Wells Fargo Investments, LLC, WM Financial Services, Inc. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above stated limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.


OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


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THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

                                                AMOUNT RECEIVED IN
                                                 CONNECTION WITH
              TOTAL       AMOUNT RETAINED BY     REDEMPTIONS AND
           COMMISSIONS     DISTRIBUTORS ($)      REPURCHASES ($)
           RECEIVED ($)
 --------------------------------------------------------------------
 2005       5,291,885           749,707              383,235
 2004       6,069,933           768,350              511,695
 2003       7,866,037           670,465              375,026

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN. The Fund may pay up to 0.10% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan or, should Class A's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.


For the fiscal year ended May 31, 2005, the amounts paid by the Fund pursuant to the plan were:


                                      ($)
----------------------------------------------
Advertising                            85,237
Printing and mailing                   10,203
  prospectuses other than to
  current shareholders
Payments to underwriters               19,566
Payments to broker-dealers          3,507,208
Other                                 102,769
                                  ------------
Total                               3,724,983
                                  ------------



THE CLASS B AND C PLANS. The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, total payments to Distributors for the fiscal year ended May 31, 2005, were $1,037,034. The eligible expenses Distributors had incurred to that date were:


                                      ($)
----------------------------------------------
Advertising                            27,289
Printing and mailing                    2,566
  prospectuses other than to
  current shareholders
Payments to underwriters                8,043
Payments to broker-dealers            453,790
Other                                  40,064
                                  ------------
Total                                 531,752
                                  ------------


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2005, were:

                                      ($)
----------------------------------------------
Advertising                            16,001
Printing and mailing                    1,177
  prospectuses other than to
  current shareholders
Payments to underwriters                5,070
Payments to broker-dealers          1,426,847
Other                                  15,151
                                  ------------
Total                               1,464,246
                                  ------------


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended May 31, 2005, were:


                      1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
-----------------------------------------------------------------
Class A                  3.34           5.85           5.40

-----------------------------------------------------------------
                                                      SINCE
                      1 YEAR (%)    5 YEARS (%)     INCEPTION
                                                   (1/1/99) (%)
-----------------------------------------------------------------

Class B                  3.46           5.88           4.60

                      1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
----------------------------------------------------------------
Class C                  6.36           6.16           5.27

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2005, were:


                      1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
-----------------------------------------------------------------
Class A                  3.34           5.85           5.36

-----------------------------------------------------------------
                                                      SINCE
                      1 YEAR (%)    5 YEARS (%)     INCEPTION
                                                   (1/1/99) (%)
-----------------------------------------------------------------

Class B                  3.46           5.88           4.58

                      1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
-----------------------------------------------------------------
Class C                  6.35           6.16           5.23

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return (after taxes on distributions)
n    =  number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended May 31, 2005 were:

                      1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
-----------------------------------------------------------------
Class A                  3.74           5.74           5.36
-----------------------------------------------------------------
                                                      SINCE
                      1 YEAR (%)    5 YEARS (%)     INCEPTION
                                                   (1/1/99) (%)
-----------------------------------------------------------------
Class B                  3.69           5.70           4.57

                      1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
-----------------------------------------------------------------
Class C                  5.57           5.94           5.19

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             DR

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions and redemptions)
n     =     number of years
ATV
   DR =     ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2005, were:


                         1 YEAR (%)   5 YEARS (%) 10 YEARS (%)
----------------------------------------------------------------
Class A                     3.34         32.89        69.24

                                                      SINCE
                                                    INCEPTION
                         1 YEAR (%)   5 YEARS (%) (1/1/99) (%)
----------------------------------------------------------------
Class B                     3.46         33.04        33.43

                         1 YEAR (%)   5 YEARS (%) 10 YEARS (%)
----------------------------------------------------------------
Class C                     6.36         34.85        67.09


CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 2005, were:


CLASS A (%)   CLASS B (%) CLASS C (%)
---------------------------------------
    3.14         2.72         2.73

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended May 31, 2005, were:


CLASS A (%)   CLASS B (%)  CLASS C (%)
---------------------------------------
    5.50         4.76         4.78


As of May 31, 2005, the combined federal, state and city income tax rate upon which the taxable-equivalent yield quotations were based was 42.90%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal, state and city governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 2005, were:


CLASS A (%)   CLASS B (%) CLASS C (%)
---------------------------------------
    4.20         3.83         3.83


A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal, state and city tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended May 31, 2005, were:


CLASS A (%)   CLASS B (%) CLASS C (%)
---------------------------------------
    7.36         6.71         6.71

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $444 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $50 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2005, taxes could cost $42.90 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0% and the highest combined state and city tax rate of 12.15% (in New York City) as of June 1, 2005 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their current annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)


Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.


Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH, INC. (FITCH)

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT-TERM DEBT AND COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.











OCTOBER 1, 2005


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS ADVISOR CLASS

FRANKLIN NEW YORK TAX-FREE INCOME FUND






















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goal and Strategies                 2

Main Risks                          4


Performance                         8

Fees and Expenses                   10

Management                          11

Distributions and Taxes             16

Financial Highlights                19


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND
SERVICES
[End callout]

Qualified Investors                 20

Buying Shares                       22

Investor Services                   24

Selling Shares                      27

Exchanging Shares                   30

Account Policies                    37

Questions                           42

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is to provide investors with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and New York State personal income taxes. In addition, the Fund invests at least 65% of its total assets, although it generally invests more, in securities that pay interest free from New York City personal income taxes. The Fund may invest up to 35% of its assets in qualifying municipal securities issued by U.S. territories. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be invested in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.


[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]


The Fund only buys municipal securities that are rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to finance the purchase of public property that is leased to a state or local government and the lease payments are used to pay the interest on the obligations.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent the Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS


Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.


NEW YORK

Because the Fund invests primarily in New York municipal securities, events in New York are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to New York's municipal issuers. New York's economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York State and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time.

The Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

In addition, the events of September 11, 2001 have affected and will continue to affect New York State and New York City and several public agencies located in the city and state including the New York/New Jersey Port Authority, the Metropolitan Transportation Authority and the Battery Park City Authority, all of which issue municipal bonds. The federal government has committed $21.5 billion to the New York area to reimburse costs as well as spur redevelopment. Redevelopment of the lower Manhattan area is expected to take several years and the effects on the New York economy as a result of the disaster could slow its ability to fully recover from the recent national recession.

U.S. TERRITORIES

As with New York municipal securities, events in any of the territories where the Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).


A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.
[Begin callout]


Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]

13.64%   4.14%  9.51% 6.59% -2.29%  10.73% 4.75% 9.10%  5.04%  4.23%
----------------------------------------------------------------------
   95      96    97    98     99      00    01     02     03     04
                                      YEAR

BEST QUARTER:                                  Q1 '95    5.05%
WORST QUARTER:                                 Q2 '04   -2.43%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004

                                          1 YEAR  5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin New York Tax-Free Income Fund -
Advisor Class/2
Return Before Taxes                        4.23%    6.74%     6.46%
Return After Taxes on Distributions        4.23%    6.74%     6.42%
Return After Taxes on Distributions and
Sale of Fund Shares                        4.39%    6.54%     6.34%
Lehman Brothers Municipal Bond Index/3     4.48%    7.20%     7.06%
(index reflects no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of June 30, 2005, the Fund's year-to-date return was 3.31% for Advisor Class shares. All Fund performance assumes reinvestment of dividends and capital gains.

2. Effective October 1, 2001, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to October 1, 2001, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after October 1, 2001, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                  None
purchases
Redemption fee on shares sold within
7 calendar days following their
purchase date/1                                         2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                                     ADVISOR CLASS
--------------------------------------------------------------------
Management fees                                       0.46%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.05%
                                              ----------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  0.51%
                                              ----------------------

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $52      $164      $285     $640


MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is the Fund's investment manager. Together,
Advisers and its affiliates manage over $444 billion in assets.


The Fund is managed by a team of dedicated professionals focused on investments in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and New York State personal income taxes. The portfolio managers of the team are as follows:

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been a manager of the Fund since 1989. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an assistant manager of the Fund since 1989, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2005, the Fund paid 0.46% of its average net assets to the manager for its services.

Renewal of the Fund's management agreement was considered at a meeting of the Board of Directors held July 14, 2005, and in accordance with new Securities and Exchange Commission (SEC) requirements, disclosure as to action taken and specific factors considered by the Board at the meeting will be disclosed in the Fund's semiannual report to shareholders covering the six-month period ending November 30, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC's December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC's August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."


DISTRIBUTIONS AND TAXES


INCOME AND CAPITAL GAIN DISTRIBUTIONS


The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on July 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on July 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of the state of New York, or its political subdivisions, generally are also exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than New York.

   Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. The Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


ANNUAL STATEMENTS. If the Fund makes a taxable ordinary income or capital gain distribution to you of $10 or more, you will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) also makes exempt from U.S. withholding tax most dividends paid by the Fund from net short-term capital gains to the extent such gains would be exempt if earned directly by the non-U.S. investor. This exemption for short-term capital gain dividends applies to distributions of income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from the Fund. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.


BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of taxable income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                     YEAR ENDED MAY 31,
----------------------------------------------------------------------
                                    2005     2004     2003    2002/3
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     11.64    12.23    11.65    11.68
year                              ------------------------------------

   Net investment income/1          .55      .56      .58      .40
   Net realized and unrealized
   gains (losses)                   .38     (.59)     .58     (.08)
                                  ------------------------------------
Total from investment operations    .93     (.03)    1.16      .32
                                  ------------------------------------
Less distributions from net
investment income                  (.55)    (.56)    (.58)    (.35)
                                  ------------------------------------
Redemption fees                      -4       -        -        -
                                  ------------------------------------
Net asset value, end of year      12.02    11.64    12.23    11.65
                                  ------------------------------------
Total return (%)2                 8.14      (.26)   10.24     2.80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x       30,487   22,470   18,278   14,054
1,000)
Ratios to average net assets: (%)
   Expenses                          .51      .51      .52     .51/5
   Net investment income            4.59     4.71     4.89    5.16/5
Portfolio turnover rate (%)        10.97    10.35    13.44    9.57


1. Based on average daily shares outstanding.
2. Total return is not annualized.
3. For the period October 1, 2001 (effective date) to May 31, 2002.
4. Amount is less than $.01 per share.
5. Annualized.


YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.


o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Each series of the Franklin Templeton Fund Allocator Series.
   Minimum initial investment: $1,000.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin
Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. No initial minimum investment.

o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust with at least $5 million in assets invested in Franklin Templeton funds may buy Advisor Class or Class Z shares.

o Individual investors. Minimum initial investment: $5 million. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation. Minimum initial investment: $5 million. For minimum investment purposes accounts eligible for cumulative quantity discount or under a letter of intent may combine all eligible shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.


BUYING SHARES

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 24). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative
---------------------------------------------------------------------

                    If you have another    Before requesting a
BY PHONE/ONLINE     Franklin Templeton     telephone or online
                    fund account with      purchase into an
(Up to $100,000     your bank account      existing account, please
per shareholder     information on file,   make sure we have your
per day)            you may open a new     bank account information
                    account by phone. At   on file. If we do not
1-800/632-2301      this time, a new       have this information,
                    account may not be     you will need to send
franklintempleton.  opened online.         written instructions
com                                        with your bank's name
                    To make a same day     and address and a voided
Noet: (1) certain   investment, your       check or savings account
account types are   phone order must be    deposit slip. If the
not available for   received and accepted  bank and Fund accounts
online account      by us by 1:00 p.m.     do not have at least one
access and (2) the  Pacific time or the    common owner, your
amount may be       close of the New York  written request must be
higher for members  Stock Exchange,        signed by ALL fund AND
of Franklin         whichever is earlier.  bank account owners, and
Templeton VIP                              each individual must
ServicesTM.                                have his or her
Please see page 26                         signature guaranteed.
for more
information                                To make a same day
regarding                                  investment, your phone
eligibility.                               or online order must be received and
                                           accepted by us by 1:00 p.m. Pacific
                                           time or the close of the New York
                                           Stock Exchange, whichever is earlier.

---------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to Franklin    to Franklin New York
BY MAIL             New York Tax-Free      Tax-Free Income Fund.
                    Income Fund.           Include your account
                                           number on the check.
                    Mail the check and
                    your signed            Fill out the deposit
                    application to         slip from your account
                    Investor Services.     statement. If you do not
                                           have a slip, include a note with your
                                           name, the Fund name, and your account
                                           number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.
---------------------------------------------------------------------
                    Call  to receive a     Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
                    instructions.
BY WIRE                                    To make a same day wire
                    Wire the funds and     investment, the wired
1-800/632-2301      mail your signed       funds must be received
(or 1-650/312-2000  application to         and accepted by us by
collect)            Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day wire
                    investment, the wired
                    funds must be received
                    and accepted by us by
                    1:00 p.m. Pacific time
                    or the close of the
                    New York Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------


                    Call Shareholder       Call Shareholder
                    Services at            Services at
BY EXCHANGE         1-800/632-2301, or     1-800/632-2301, or send
                    send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system       (Please see page 30 for
                    cannot be used to      information on
                    open a new account.    exchanges.)


                    (Please see page 30 for
                    information on exchanges.)

---------------------------------------------------------------------

                      Franklin Templeton Investor Services
                                P.O. Box 997151,
                         Sacramento, CA 95899-9983 Call
                            toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                              franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM


You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 26 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES


If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.


REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
----------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------

THROUGH YOUR
INVESTMENT          Contact your investment
REPRESENTATIVE      representative
----------------------------------------------------------
                    Send written instructions and
BY MAIL             endorsed share certificates (if you
                    hold share certificates) to Investor
                    Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                    A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
----------------------------------------------------------

                    As long as your transaction is for
BY PHONE/ONLINE     $100,000 or less, you do not hold
                    share certificates and you have not
1-800/632-2301      changed your address by phone or
                    online within the last 15 days, you
franklintempleton.  can sell your shares by phone or
com                 online. The amount may be higher for members of Franklin
                    Templeton VIP ServicesTM. Please see page 26 for more information regarding eligibility.


                    A check will be mailed to the name(s) and address on the
                    account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
----------------------------------------------------------
                    You can call, write, or visit us
BY ELECTRONIC FUNDS online to have redemption proceeds
TRANSFER (ACH)      sent to a bank account. See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                    If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
----------------------------------------------------------

                    Obtain a current prospectus for the
BY EXCHANGE         fund you are considering.
                    Prospectuses are available online at franklintempleton.com.

                    Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                    If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
----------------------------------------------------------

              Franklin Templeton Investor Services P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.


EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY


The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o     imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.


WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below $500 ($50 for employee accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share (NAV) is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.


FAIR VALUATION - INDIVIDUAL SECURITIES

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR
VALUATION)


Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.


ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 25).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION      1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                     (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)
AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock access)
SYSTEM                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


Insert FRANKLIN TEMPLETON INVESTMENTS logo One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM


(GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-03479
115 PA 10/05












FRANKLIN NEW YORK TAX-FREE INCOME FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 2005


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2005, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks                   2

Officers and Trustees                       13
Fair Valuation and Liquidity                18
Management and Other Services               18
Portfolio Transactions                      22
Distributions and Taxes                     22
Organization, Voting Rights
 and Principal Holders                      25
Buying and Selling Shares                   25
The Underwriter                             29
Performance                                 29
Miscellaneous Information                   32
Description of Ratings                      33



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
-------------------------------------------------------------------------------
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOAL, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is to provide investors with as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

The Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York State personal income taxes. The Fund also, as a fundamental policy, normally invests at least 65% of its total assets in securities that pay interest free from New York City personal income taxes, and at least 65% of its total assets in New York municipal securities.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, trustees, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by the Fund in any such money market fund do not exceed
(A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. See "Diversification" below.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"       less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"           80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Municipal securities issued by New York or its counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from New York State and New York City personal income taxes for New York residents.

The Fund tries to invest all of its assets in municipal securities of New York State and New York City and in qualifying municipal securities issued by U.S. territories whose interest is free from personal income taxes. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT THE FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH THE FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX-ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.


CALLABLE BONDS The Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.


COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.


STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES The Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall. Of course, the Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, THE FUND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH THE FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, the Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

The Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from the less than one-year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for the Fund from year to year, depending on market conditions. Short-term trading increases portfolio turnover and may increase costs. However, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the state and territories where the Fund invests.

Temporary defensive investments may include securities that pay taxable interest, including (i) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than New York. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.


WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.


When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

IN ADDITION TO THE RISKS DESCRIBED IN THE PROSPECTUS, THE FOLLOWING RISKS RELATED TO MUNICIPAL ISSUERS SHOULD BE CONSIDERED:


NEW YORK Since the Fund mainly invests in New York municipal securities, its performance is closely tied to the ability of issuers of New York municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within New York. Below is a discussion of certain conditions that may affect New York municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of New York municipal securities to meet their debt obligations or the economic or political conditions within New York and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.



NEW YORK STATE. The ability of New York's issuers to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect the state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect the state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.


The recession affected New York State more so than other states because of the additional pressure from 9/11. The state is now showing signs of improvement again, largely the result of the securities industry, which is often a driver of ups and downs in the economy. Bonus payments paid to financial services workers have declined significantly due to the recession and the declines in the securities markets. Bonuses are projected to rise in fiscal year 2004 and fiscal year 2005. Personal income grew 6.0% in 2004 and is projected to grow 5.1% in 2005 and 5.6% in 2006. Total state employment rose 0.6% in 2004 and is estimated to grow 1.1% in 2005 and 0.7% in 2006. Historically, the state's unemployment rate has been higher than the national rate, but in July 2005, the state's unemployment rate was 5.5%, the same as the nation's rate. The state projects it unemployment rate will be 5.0% for 2005 and 5.2% for 2006.

With improved economic performance from the late 1990s through early 2001, the state was able to improve its finances. New York had six consecutive years of budget surpluses and eliminated its accumulated GAAP general fund deficit. However, in fiscal years 2002 and 2003, the state incurred deficits of $3.54 billion and $4.2 billion respectively. The state was able to post a $3.0 billon surplus in 2004 due to unanticipated federal money, a temporary tax increase and issuance of deficit bonds secured by tobacco settlement revenues. Unaudited FY05 results identify an operating deficit but overall surplus of $827 million. This surplus will erase the state's accumulated general fund deficit and leave it with $546 million. The state's FY06 budget was passed on time for the first time in two decades. As always, the state has passed its debt service and school aid budget bills on time. Through June 2005, general fund receipts are coming in slightly below budget and disbursements are over budget. The weaker revenue results are attributable to personal income taxes, although the decline was partially offset by higher receipts from business taxes and real estate transfer taxes. Disbursements are about $388 million above budget due mainly to higher spending for local assistance, state operations and general state charges. The state is just one quarter into the fiscal year so the state has time to take corrective action.

New York's debt burden has continued to be one of the highest among the states and is ranked 5th in the nation based on its debt per capita of $2,593. In an effort to control the state's increasing debt burden, the Legislature and Governor enacted the Debt Reform Act of 2000. This Act provides statutory changes including:


1. Reduces maximum debt maturity to 30 years from 40 years.

2. Limits outstanding debt to 4% of state personal income. This level is currently at 6% and the 4% limit will be phased in over the next several years.

3. Requires that all borrowing be for capital purposes only.

4. A phased-in cap on new state-supported debt service costs of 5% of total government fund receipts.

The original plan included constitutional changes that ended "back door" borrowing (i.e., the state would only be allowed to issue general obligation and revenue backed debt that is subject to the approval of voters), but these changes did not make it in the final version.

Moody's currently rates the state's GO at A1, S&P(R) rates the state AA and Fitch rates it AA-.

The state has either guaranteed or supported, through lease-purchase arrangements or other contractual or moral obligations, a substantial principal amount of securities issued by various state agencies and authorities. Moral obligations do not impose immediate financial obligations on the state and require appropriations by the legislature before any payments can be made. If the state fails to appropriate necessary amounts or to take other action to allow authorities and agencies to meet their obligations, the authorities and agencies could default on their debt obligations. If a default occurs, it would likely have a significant adverse impact on the market price of the obligations of both the state and its various authorities and agencies.

To the extent state agencies and local governments require state assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of state and agency obligations, but could also adversely affect the marketability of New York municipal securities.

In addition, if constitutional challenges to state laws or other court actions are brought against the state or its agencies and municipalities relating to financing, or the amount and use of taxes, these actions could adversely affect the ability of the state and its political subdivisions to meet their debt obligations, and may require extraordinary appropriations, expenditure reductions, or both.

NEW YORK CITY. In 1975, New York City suffered several financial crises. In that year, the city lost access to public credit markets and was not able to sell short-term notes until 1979 or long-term notes until 1981.

From 1975 until June 30, 1986, the city's financial condition was subject to oversight and review by the New York State Financial Control Board (FCB). To be eligible for guarantees and assistance, the city was required to submit to the FCB, at least 50 days before the beginning of each fiscal year, a financial plan for the city and certain agencies covering the four-year period beginning with the upcoming fiscal year. The four-year financial plans had to show a balanced budget determined in accordance with generally accepted accounting principles. On June 30, 1986, some of the FCB's powers were suspended because the city had satisfied certain statutory conditions. The powers suspended included the FCB's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plans. The city, however, is still required to develop four-year financial plans each year and the FCB continues to have certain review powers. The FCB must reimpose its full powers if there is the occurrence or a substantial likelihood and imminence of the occurrence of any one of certain events including the existence of an operating deficit greater than $100 million, or failure by the city to pay principal of or interest on any of its notes or bonds when due or payable.


In recent years, the city's overall debt burden has been high and has approached constitutional general obligation debt limits. To help finance the capital plan and allow the city to operate under its constitutional debt limit, the state's legislature created the New York City Transitional Finance Authority (TFA) in March 1997, which is authorized to issue additional debt for the city's use. This debt is backed primarily by city personal income taxes. The initial authorization was $7.5 billion, however, due to additional overall debt limit issues, the city had to approach the state legislature to increase TFA authorization another $4.0 billion to $11.5 billion. This authorization was subsequently increased again in 2001 by another $2.5 billion in TFA Recovery Notes to be used specifically for September 11th related expenditures or projects. The city's 4-year capital plan totals $33 billion. Approximately 41% will be for infrastructure, 32% for schools and 27% for government operations. The city's debt service burden is rising as debt service costs for fiscal 2004 were approximately 7.9% of the city's expenditures and they are expected to grow to 10% by 2008.

The city finished fiscal year 2005 with a $3.6 billion surplus. Consistent with prior years, the city will use a portion of the surplus to pre-pay fiscal year 2006 expenses. The city is required to have a balanced budget and has successfully been able to close these gaps in the past. The city continues to be challenged by union negotiations, high debt levels and a large social service burden.

New York City's fiscal 2006 budget, which was adopted on June 30, 2005, closed a gap originally estimated at $3.1 billion. The large gap resulted from the sunset of temporary revenue measures implemented in 2003, as well as growing spending requirements. The FY06 budget relies on stronger-than-forecasted revenue growth, significant prepayments ($3.5 billion) from the fiscal 2005 surplus, and various spending-reduction measures.
Year-to-date revenue performance continues to be stronger than plan projections, highlighting the conservative nature of the current revenue forecast and the city's improving economy. Growth in personal income tax and real estate related taxes contributed to most of the improvement. But spending pressures continue to be substantial. Much of the positive revenue results in 2005 were from sources that are considered nonrecurring in nature. The out-year budget gaps remain significant. After factoring in gap-closing measures included in the 2006 budget, gaps for fiscals 2007, 2008, and 2009 are projected to total a substantial $4.5 billion, $4.5 billion, and $3.9 billion, respectively. New York City has historically closed gaps through a balanced approach of broad spending reductions and revenue-enhancement measures, and has an established track record of success in this area.


The events of September 11, 2001 have affected and will continue to affect New York State and New York City and several public agencies located in the city and state including the New York/New Jersey Port Authority, the Metropolitan Transportation Authority and the Battery Park City Authority, all of which issue municipal bonds. The federal government has committed $21.5 billion to the New York area to reimburse costs as well as spur redevelopment. Redevelopment of the lower Manhattan area is expected to take several years. The effects on the New York economy as a result of the disaster could slow its ability to come out of the national recession.


The recession, which began in New York City in 2001 was exacerbated by 9/11. The city has lost about 179,000 jobs since December 2000. Job losses were largest in the securities industry, tourism, retail trade and business services. New York City's unemployment rate for July 2005 was 6.0%, a decline from 7.4% a year earlier. Employment is projected to increase 1.1% in 2005 and 1.0% in 2006.

As with New York State, New York City's heavy reliance on the financial services sector makes it vulnerable to an economic slowdown and volatility in the financial services sector. For the first time since 2000, the city expects an increase in Wall Street profits in 2003 and again in 2004. City employment and income are concentrated in this sector, which is 13.0% of employment but 32% of personal income in 1999 (the most recent data).

U.S. TERRITORIES Since the Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund.

PUERTO RICO. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland and have experienced a decline over the past two years. In fiscal year 2003, the U.S. mainland accounted for 88% of Puerto Rico's exports and 54% of imports. Tourism has been improving since 2001 in most major categories. There has however, been sluggishness in cruise ship visitors.

The commonwealth's financial position continues to be stressed. It had five consecutive years of General Fund deficits, a trend expected to continue for fiscal years 2005 and 2006. General Fund total revenues for fiscal year 2004 were $11.9 billion, which is just below fiscal year 2003. Expenditures for fiscal year 2004 were $13.3 billion, a 6% decrease from 2003. As a result, the commonwealth ran a deficit of $286 million which increased the accumulated fund balance deficit to $366 million. The accumulated unreserved deficit was $1.5 billion.

Although fiscal year 2005 revenues are expected to rise 4.5% over 2004, this growth is expected to come in below budget. Additionally, expenditures are expected to increase to $9.3 billion from $8.8 billion in the fiscal year 2005 budget and from $8.3 billion in 2004. This increased spending is largely the result of higher education expenditures. As a result, the structural deficit is now $1.4 billion from $817 million when the budget was adopted. Despite this fiscal stress, the commonwealth does have about $2.5 billion in liquidity available through the Government Development Bank.

The commonwealth elected a new governor who took office in January 2005. He has laid out a financial plan to try to shore up the commonwealth's finances. He has proposed several measures including: better enforcement of excise taxes, securitization of certain revenues, use of certain one-time revenues and various spending cuts. His financial plan also identifies a number of measures to be taken in fiscal year 2006 to close that year's budget gap. Those measures include elimination of certain excise tax exemptions, a temporary tax increase, elimination of certain subsidies, additional securitizations and expenditure reductions. The Governor has also appointed a private sector commission to explore a new consumption based tax. This plan is in the very early stages with the commission's recommendations due to the Governor at the end of April 2005. Additionally, the Governor is considering a $2 billion pension obligation bond to help fund Puerto Rico's very large pension liability. As of August 2005, very few of these measures have been implemented.

The Governor and Legislature still have not agreed on a budget for the fiscal year that started July 1, 2006. Many of the Governor's fiscal proposals were included in this budget. Until a budget is passed, the government is operating under the fiscal year 2005 budget.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.4% as of 2004. As of March 2005, unemployment was 11.2%. The largest employment sectors include government (30%), services (29%), trade (18%) and manufacturing (12%).

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $11 billion. The Governor has proposed a $2 billion pension obligation bond to partially deal with this liability.

S&P rates Puerto Rico's general obligation debt at BBB, with a negative outlook. Moody's rates the island's general obligation debt at Baa2 with a negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. Now in its 9th year, the 10-year phase out has shown that certain manufacturing reductions and closures have been partially offset by expansions, which are being enabled by the use of alternate organizational and tax structures. In fiscal year 2004, manufacturing provided 43% of Puerto Rico's gross domestic product and 12% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

GUAM. An estimated 159,547 people call Guam home. Guam's economy has been heavily dependent on tourism and the military. The tourism sector is especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Typhoon Paka (December 1997) and Supertyphoon Pongsona (December
2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000 after a huge decline in 1998 after Typhoon Paka. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002. Guam has seen an increase in tourism over the past 18 months. Japanese visitors, which account for 80% of all visitors, increased 50% year to date through September 2004. Occupancy rates also improved to 58% from 52% a year earlier. To help aid in tourism, voters were asked to approve a measure to open 10 casinos on the island, but it was rejected. Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 in 2003 and a similar level in 2004). Unemployment has declined to 7.7% as of March 2004 from 11.4% in 2002 from 15.3% in 2000. There are a number of military projects planned in Guam that could further improve employment and its economic position. The Navy is considering deploying an additional nine submarines in Guam and possibly stationing an aircraft carrier battle group in Guam. All totaled, the Department of Defense is projected to spend $3.2 million over the next five years on construction projects in Guam. These programs however could be slowed as U.S. construction companies who augment their workforce with foreign workers have reached their statutory capacity under the H2-B visa program. This could also affect the tourism industry which could also see slowdowns resulting from possible service cuts by Continental Airlines. Estimated gross state product is $2.6 billion.

Guam's financial position has deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the Government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the General Fund deficit by fiscal 1999. However, due to the Japanese economic crisis and Typhoon Paka, the financial plan has not been followed. As a result, Guam had negative operations in fiscal 1999. Guam was able to post a small surplus in 2000, but Guam's accumulated deficit fund balance was $100 million, which is 30% of expenditures. Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002 respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which led to a reduction in the Government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax. Audited fiscal 2003 General Fund results identified an $88 million deficit which increased the accumulated deficit to $314 million.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability. It originally hoped to issue debt to partially fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.

As of August 2005, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the U.S. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s; however, recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of commonwealth manufacturing. The commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 459,458 in 2003. The recent declines have been due to economic weakness in Asia, the effects of September 11th, SARS (although there have been no outbreaks in Mariana Islands) and the war in Iraq. As of the end of October 2004, there were signs of improvement with the number of visitors increasing 20%. The largest increases appear to be coming from China and the United States.

The commonwealth's financials have been strained for several years. Audited financial statements for fiscal year 2002 identify a $15 million deficit, which increased the accumulated deficit to $81 million. Unaudited fiscal year 2003 financials predict improved operations resulting in essentially balanced operations, which maintains the $81 million accumulated deficit. Fiscal year 2004 is expected to show some sluggishness in tax revenues, but overall revenues are expected to have remained flat. The first quarter of fiscal year 2005 (through December 2004) has shown much stronger revenue growth with year-to-date revenues increasing 9.8% from the same period in fiscal year 2004. The commonwealth has a large unfunded pension liability as well.

The population of all the islands combined as of 2003 was estimated at 74,151, a 7% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 110,740 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product. Although the island's tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. In 2003, cruise ship passenger arrivals posted a 2.0% increase from the previous year. Meanwhile, hotel occupancy rates remain stable at approximately 57%. The unemployment rate has risen to 9.4% in 2003 from 7.0% in 1999 also partly due to the completion of a large construction project. About 70% of jobs are in the private sector with 37% comprising services, which includes tourism employment. Modest job growth is predicted for 2005 due to continued improvement in tourism.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (close to 93% of all revenues), together with the effects of three major hurricanes in the past 15 years, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the Government apparently intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. The Government's audited financial results for fiscal year 2002 identify a $75.4 million General Fund deficit. In fiscal year 2003, the Government has reportedly stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government's unaudited figures indicate that General Fund revenues will exceed expenditures by approximately $10.6 million on a budgetary basis (non-GAAP).

In October 1999, the Government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than 5 days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Legal/Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the investment manager's and the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.

The specific entities with whom the Fund has arrangements to provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Factset, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, and Vestek, all of whom receive portfolio holdings information 15 days after the quarter end

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Fund, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:PricewaterhouseCoopers, LLP; OUTSIDE FUND LEGAL
      COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT TRUSTEES'
      COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL
      SERVICES: Sanford Berstein, Brown Brother Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Finance Company Limited, the financing company for Fund B share sales, receives weekly portfolio holdings information.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o The recipient agrees not to trade on the non-public information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

The Fund's portfolio holdings release policy has been initially reviewed and approved by the Fund's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment adviser's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Franklin New York Tax-Free Income Fund (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     141       Director, Bar-S
Ashton                     1982                Foods (meat
(1932)                                         packing company).
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Trustee      Since     142                None
Fortunato                  1982
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------
Edith E.      Trustee      Since     134       Director,
Holiday                    1998                Amerada Hess
(1952)                                         Corporation
One Franklin                                   (exploration and
Parkway                                        refining of oil
San Mateo,                                     and gas), H.J.
CA 94403-1906                                  Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     141       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH                   OF TIME    OF          DIRECTORSHIPS
ADRESS                     SERVED   PORTFOLIOS        HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.    Trustee,   Trustee     141               None
Johnson        President    since
(1933)         and Chief   1982, and
One Franklin   Executive   President
Parkway         Officer -  since
San Mateo,     Investment  1983 and
CA 94403-1906  Management  Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee and  Since     125       None
Johnson, Jr.  Vice         1983
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Sheila        Vice         Since     Not       Not Applicable
Amoroso       President    1999      Applicable
(1959)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not       Not Applicable
Burns (1945)  President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Rafael R.     Vice         Since     Not       Not Applicable
Costas, Jr.   President    1999      Applicable
(1965)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
James M.      Chief        Since     Not       Not Applicable
Davis         Compliance   2004      Applicable
(1952)        Officer
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President of Franklin Templeton Services, LLC; and officer of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not          Not
Gambill       President     2002      Applicable   Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer
Blvd.         -Finance and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since     Not       Not Applicable
Magdol (1937) President -  2002      Applicable
600 Fifth     AML
Avenue        Compliance
Rockefeller
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since     Not       Not Applicable
Simpson       President    2000      Applicable
(1937)        and
One Franklin  Secretary
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Counsel, Franklin Resources, Inc.; Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director RSM McGladrey, Inc.; and Partner McGladrey & Pullen, LLP.
-----------------------------------------------------------------
Thomas Walsh  Vice         Since     Not       Not Applicable
(1961)        President    1999      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. , which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $3,395 per quarter plus $1,150 per meeting attended. Noninterested board members also received a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Edith E. Holiday who serves as chairperson of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $5,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES     NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM      IN FRANKLIN
                       FROM THE        FRANKLIN          TEMPLETON
       NAME           TRUST/1 ($)       TEMPLETON      INVESTMENTS ON
                                     INVESTMENTS/2 ($)     WHICH EACH
                                                           SERVES/3
-----------------------------------------------------------------------
Harris J. Ashton        20,769          370,100             43
S. Joseph Fortunato     17,762          372,100             44
Edith E. Holiday        24,151          360,527             38
Gordon S. Macklin       17,674          368,101             43


1. For the fiscal year ended May 31, 2005.
2. For the calendar year ended December 31, 2004.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by the fund in Franklin Templeton Investments for which it serves as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2004.


INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND   TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                   None           Over $100,000
S. Joseph Fortunato                None           Over $100,000
Edith E. Holiday                   None           Over $100,000
Gordon S. Macklin                  None           Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson                None           Over $100,000
Rupert H. Johnson, Jr.            None           Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit and the Nominating Committees are comprised of the following Independent Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2005, the Audit Committee met 6 times; the Nominating Committee met three times.


FAIR VALUATION AND LIQUIDITY

-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of New York municipal debt funds as selected by the independent third party analyst, with particular emphasis being given to the income return in view of the Fund's primary objective of furnishing tax-free income. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to New York municipal debt funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of New York municipal debt funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion; and

o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o  3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

               MANAGEMENT FEES PAID ($)
-------------------------------------------
2005                  22,614,421
2004                  23,312,426
2003                  23,455,688



PORTFOLIO MANAGERS The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category on May 31, 2005:


--------------------------------------------------------------------
Name      Number    Assets    Number of  Assets    Number   Assets
          of Other  of Other  Other      of Other  of       of
          RegisteredRegisteredPooled     Pooled    Other    Other
          InvestmentInvestmentInvestment InvestmentAccounts Accounts
          Companies Companies Vehicles   Vehicles  Managed  Managed
          Managed   Managed   Managed    Managed            (x $1
                    (x $1                (x $1              million)
                    million)             million)
--------------------------------------------------------------------
James     12        7,143.31      0         N/A       0       N/A
Conn
--------------------------------------------------------------------
John      13        7,361.68      0         N/A       0       N/A
Pomeroy
--------------------------------------------------------------------


Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, a fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

      |X| RESPONSIBILITIES. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of May 31, 2005 (such amounts may change from time to time):


      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      James Conn                 None
      -----------------------------------------
      John Pomeroy               None
      -----------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2005                 4,299,834
 2004                 4,429,301
 2003                 4,425,633

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center San Francisco, CA 94111- 4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the fiscal years ended May 31, 2005, 2004 and 2003, the Fund did not pay brokerage commissions.

As of May 31, 2005, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of New York or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from New York's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in New York.

TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your taxable income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by the Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by the Fund from it net long-term capital gains are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) also exempts from U.S. withholding tax most dividends paid by the Fund from net short-term capital gains to the extent such gains would be exempt if earned directly by the non-U.S. investor.

The exemptions from withholding for distributions of net short-term and net long-term capital gains generally do NOT apply if:
o the gain is effectively connected with the conduct of a trade or business in the United States, in which case the non-U.S. investor is taxable in the U.S. on a net basis, or
o you are a non-resident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

The exemption from withholding for distributions of short-term capital gains is effective for dividends paid with respect to income earned by the Fund in its fiscal years beginning on June 1, 2005 and ending on May 31, 2008, unless this exemption is extended or made permanent.

In addition, any taxable dividends, distributions and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding."

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008, unless this exemption is extended or made permanent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a New York corporation on May 14, 1982, reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on May 1, 1997, and is registered with the SEC.


The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Fund may offer additional classes of shares in the future. The full title of each class is:


o     Franklin New York Tax-Free Income Fund - Class A
o     Franklin New York Tax-Free Income Fund - Class B
o     Franklin New York Tax-Free Income Fund - Class C
o     Franklin New York Tax-Free Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of September 1, 2005, the officers and board members, as a group, owned of record and beneficially 1% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund's other classes. The board members may own shares in other funds in Franklin Templeton Investments.



BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INVESTMENT BY ASSET ALLOCATORS The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of October 3, 2005:

AG Edwards & Sons, Inc., AIG Advisors Group, American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, Amsouth Investment Services, Inc., AXA Advisors LLC, BNY Investment Center Inc., Cadaret Grant & Co. Inc., Cambridge Investment Research Inc., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities Inc., Commerce Brokerage, Commonwealth Financial Network, Compass Brokerage, CUNA Brokerage Services, Inc., CUSO Financial Services, Edward Jones, Fidelity Investments Institutional Services Company, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFMG Securities, Inc., ING Advisors Network, Investacorp, Inc., Legend Equities Group, Legg Mason Wood Walker, Inc., Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley, NatCity Investments, Inc., Northwestern Mutual Investment Services, LLC, National Planning Holdings, Inc., Pacific Select Distributors, Inc., PFS Investments, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Securities America, Inc., Signator Investors, Inc., Smith Barney, SunTrust Securities, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UnionBanc Investment Services, U.S. Bancorp Investments, Inc., UVEST Investment Services, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Wells Fargo Investments, LLC, WM Financial Services, Inc. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.


OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

-------------------------------------------------------------------------------
PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective October 1, 2001, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to October 1, 2001, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after October 1, 2001, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended May 31, 2005, were:


                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Advisor Class      8.14               6.86              5.90

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2005, were:


                1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
------------------------------------------------------------
Advisor Class      8.14           6.86           5.86

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
    D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemptions for the indicated periods ended May 31, 2005, were:


                1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------
Advisor Class      6.97          6.64          5.82

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             DR

where:

P =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
    DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2005, were:


                1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------
Advisor Class      8.14              39.32              77.41


CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended May 31, 2005, was 3.38%.


The following SEC formula was used to calculate this figure:

                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period


TAXABLE-EQUIVALENT YIELD The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield for the 30-day period ended May 31, 2005, was 5.92%.

As of May 31, 2005, the combined federal, state and city income tax rate upon which the taxable-equivalent yield quotations were based was 42.90%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal, state and city governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rate for the 30-day period ended May 31, 2005, was 4.47%.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal, state and city tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended May 31, 2005, was 7.83%.


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $444 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $50 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2005, taxes could cost $42.90 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0% and the highest combined state and city tax rate of 12.15% (in New York City) as of June 1, 2005 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their current annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)


Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.


Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH, INC. (FITCH)

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT-TERM DEBT AND COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.









                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
                               FILE NOS. 2-77880
                                   811-03479
                                    FORM N-1A
                                     PART C
                               OTHER INFORMATION


ITEM 23. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated July 15, 1996
                Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: February 28, 1997

          (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin New York Tax-Free Income Fund dated July 19, 2001
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2001

         (iii)  Certificate of Trust dated July 29, 1996
                Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: February 28, 1997

         (iv)   Agreement and Plan of Reorganization dated July 30, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: July 20, 1998

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: February 28, 1997

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc., dated October 1, 1998
                Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date:  September 28, 2000

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated
                October 31, 2000
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2001

          (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated
                November 1, 2003
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2004

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 26, 1996

         (ii) Amendment dated May 7, 1997, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: July 26, 1999

          (iii) Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: July 20, 1998

          (iv) Amendment dated August 15, 2005 to Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

           (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 26, 1996

      (h)  Other Material Contracts

          (i) Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated January 1, 2001
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2001

      (i)  Legal Opinion

           (i)  Opinion and consent of counsel dated July 14, 1998
                Filing:
                Post-Effective Amendment No. 22 to Registration
                Statement on Form N-1A
                File No. 2-77880
                Filing Date:  July 20, 1998

      (j)  Other Opinions

(i) Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: July 31, 1995

      (m)  Rule 12b-1 Plan

          (i) Class A Distribution Plan pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc., and the Registrant on behalf of Franklin New York Tax-Free Income Fund dated May 1, 1997
                Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 22, 1997

         (ii) Class C Distribution Plan pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc., and the Registrant dated October 31, 2000
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2001

          (iii) Class B Distribution Plan pursuant to Rule 12b-1 dated October 16, 1998
                Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: July 26, 1999

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated July 19, 2001
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2001

      (p)  Code of Ethics

           (i) Code of Ethics dated April 2005

      (q)  Power of Attorney

           (i)  Power of Attorney dated May 12, 2004
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-77880
                Filing Date: September 27, 2004


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 25.  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers) Registrant's manager, also serve as officers and/or trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

(b) The information required by this Item 26 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 29.  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

           Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of September, 2005.

                                  FRANKLIN NEW YORK TAX-FREE INCOME FUND
                                  (Registrant)

                             By:
                                   /s/DAVID P. GOSS
                                   ----------------------
                                    David P. Goss
                                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES B. JOHNSON*                 Chief Executive Officer -
------------------                  Trustee
Charles B. Johnson                  Dated: September 28, 2005

JIMMY D. GAMBILL*                   Chief Executive Officer -
-----------------                   Finance and Administration
Jimmy D. Gambill                    Dated: September 28, 2005

GALEN VETTER*                       Chief Financial Officer
-------------                       Dated: September 28, 2005
Galen Vetter

HARRIS J. ASHTON*                   Trustee
-----------------                   Dated: September 28, 2005
Harris J. Ashton

S. JOSEPH FORTUNATO*                Trustee S. Joseph
--------------------                Fortunato Dated: September 28, 2005

EDITH E. HOLIDAY*                   Trustee
-----------------                   Dated: September 28, 2005
Edith E. Holiday

RUPERT H. JOHNSON, JR.*             Trustee
-----------------------             Dated: September 28, 2005
Rupert H. Johnson, Jr.

GORDON S. MACKLIN*                  Trustee
------------------                  Dated: September 28, 2005
Gordon S. Macklin

*By
     /s/DAVID P. GOSS
     --------------------------
     David P. Goss, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)

                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.            DESCRIPTION                             LOCATION

EX-99.(a)(i)           Agreement and Declaration of Trust         *
                       dated July 15, 1996

EX-99.(a)(ii)          Certificate of Amendment of                *
                       Agreement and Declaration
                       of Trust of Franklin New York Tax-Free
                       Income Fund dated July 19, 2001

EX-99.(a)(iii)         Certificate of Trust dated July 29,        *
                       1996

EX-99.(a)(iv)          Agreement and Plan of                      *
                       Reorganization dated July 30, 1996

EX-99.(b)(i)           By-Laws                                    *

EX-99.(d)(i)           Management Agreement between               *
                       Registrant and Franklin
                       Advisers, Inc., dated October 1, 1998

EX-99.(e)(i)           Amended and Restated Distribution          *
                       Agreement between Registrant and
                       Franklin/Templeton Distributors, Inc.,
                       dated October 31, 2000

EX-99.(e)(ii)          Forms of Dealer Agreements between         *
                       Franklin/Templeton Distributors, Inc.
                       and Securities Dealers dated
                       November 1, 2003

EX-99.(g)(i)           Master Custody Agreement between           *
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.(g)(ii)          Amendment dated May 7, 1997, to the        *
                       Master Custody Agreement between
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.(g)(iii)         Amendment dated February 27, 1998,         *
                       to Master Custody Agreement between
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.(g)(iv)          Amendment dated August 15, 2005 to           Attached
                       Exhibit A of the Master Custody
                       Agreement between Registrant and
                       the Bank of New York dated February
                       16, 1996

EX-99.(g)(v)           Terminal Link Agreement between            *
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.(h)(i)           Subcontract for Fund Administrative        *
                       Services between Franklin Advisers, Inc.
                       and Franklin Templeton Services,
                       LLC dated January 1, 2001

EX-99.(i)(i)           Opinion and consent of counsel             *

EX-99.(j)(i)           Consent of Independent Registered          Attached
                       Public Accounting Firm

EX-99.(l)(i)           Letter of Understanding dated April        *
                       12, 1995

EX-99.(m)(i)           Class A Distribution Plan pursuant         *
                       to Rule 12b-1 dated May 1, 1997

EX-99.(m)(ii)          Class C Distribution Plan pursuant         *
                       to Rule 12b-1 dated October 31, 2000

EX-99.(m)(iii)         Class B Distribution Plan pursuant         *
                       to Rule 12b-1 dated October 16, 1998

EX-99.(n)(i)           Multiple Class Plan dated July 19, 2001    *

EX-99.(p)(i)           Code of Ethics dated April 2005            Attached

EX-99.(q)(i)           Power of Attorney dated                    *
                       May 12, 2004

* Incorporated by Reference